Bancshares of Florida, Inc.

Investor Presentation

December 1, 2004

NASDAQ: BOFL

Disclosure

This presentation includes numerous estimates and assumptions. Actual results will vary from the information presented herein and such results may be negative and adverse. This information is presented for discussion purposes only.

NASDAQ: BOFL

Mission Statement

To be the “Bank of Choice” for businesses, professionals and individuals with a desire for relationship-driven financial solutions.

Targeting the fastest growing markets in South Florida

Independent community banks with local Boards of Directors

Primary focus is lending on commercial real estate properties in the $1 million to $10 million size range

State-of-the-art products and services, especially cash management

Integrated wealth management strategy through Bank of Florida Trust Company

Full-service commercial banking delivered in a private banking environment with limited branching

Motivated staff of experienced banking professionals

Goal to be $1 billion in assets within three to five years

NASDAQ: BOFL

Company Profile

Opened As of September 30, 2004

Assets Balances in 000s

Bank of Florida, Southwest (Naples) August 1999 $219,000

Bank of Florida, Fort Lauderdale July 2002 $118,000

Parent Company and Other September 1998 $8,000

Consolidated $345,000

Loans $285,000

Deposits $299,000

Assets Under Advice August 2000 $186,000

Bank of Florida Trust Company

Shareholders’ Equity $42,800

Market Value (BOFL @ $15.89 per share) $77,800

Expansion After September 30, 2004

Bank of Florida, Fort Lauderdale

Bank of Florida in Palm Beach October 4, 2004

Coral Ridge Branch November 8, 2004

Bank of Florida, Tampa Bay November 5, 2004

NASDAQ: BOFL

Shareholder Profile As of September 30, 2004 or most recent data available

Number Dollars % Shares # of

of Shares (000s) Outstanding Shareholders

Number of Shares Outstanding 4,836 $69,536 1,325

Institutional Shares Held Per

13F Filings (incl. two 5%+ holders) 691 $9,937 14.3% 6

Insider Shares Held (no 5%+ holders) * 16.3%

815 $ 11,725 30

Common Stock Issuance History

August 1999 ($10 per share)

1,145 $11,451

July 2002 ($10 per share)

912 $9,120

February 2003 (IPO@$10 per share)

1,000 $10,000

July 2004 (Secondary @ $12.50 per share)

1,725 $21,563

Total Shares and Gross Proceeds

4,782 $52,134

Preferred Stock Outstanding

(Accredited Investors, March 2004)

35 $3,540 30

*Includes shares which insiders have the

right to acquire within 60 days of 4.27.04

through the exercise of stock options,

in the amount of 180

BOFL Price at 11.17.04 $14.38

NASDAQ: BOFL

Company Management

Michael L. McMullan 28 years of banking experience

President and Chief Executive Officer Formerly with NationsBank

Martin P. Mahan 28 years of banking experience

Chief Operating Officer Formerly EVP and Head of Retail

Executive Vice President Banking for Barnett Bank and

Huntington Bancshares

David G. Wallace 35 years of banking experience

Chief Financial Officer Formerly EVP and CFO of

Executive Vice President Community Bank System, Inc.

Craig D. Sherman 22 years of banking experience

Chief Lending Officer Formerly SVP and Commercial

Executive Vice President Team Leader for SouthTrust Bank

NASDAQ: BOFL

Company Management (continued)

Daniel W. Taylor 35 years of banking experience

Executive Vice President Former President and CEO of

Director Bank Operations and eIBB (Data Imaging Services)

Technology and operations executive for TIB

Bank and First Florida Bank

John S. Chaperon 34 years of banking experience

Executive Vice President Former President and CEO of

Credit Administration Gateway American Bank and

Union Bank of Florida

NASDAQ: BOFL

Bancshares of Florida

Our Historic Beginning…

First bank in the state was named “Bank of Florida” Established in 1829 $60,000 in capital Building now a museum in Tallahassee

NASDAQ: BOFL

Organizational Structure

Management

Michael L. McMullan-CEO and President Martin P. Mahan-COO

David G. Wallace-CFO

Southwest (Naples)

John B. James- CEO/President

Fort Lauderdale

R. Mark Manitz –CEO/President

Tampa Bay

Roy N. Hellwege-CEO/President in

Palm Beach County

Charles K. Cross, Jr.-President

Management

Julie W. Husler-CEO/President

NASDAQ: BOFL

Serving The Right Markets

Market Total Market Deposits

Southwest Florida $16.5 billion

Fort Lauderdale $30.5 billion

Tampa Bay $33.5 billion

Palm Beach County $30.9 billion

Miami-Dade County $31.2 billion

(Deposits in Area Served)

Bank of Florida markets hold nearly 50% of Florida’s total deposits

NASDAQ: BOFL

Stacking Up Against The Competition

Bancshares of Florida and its affiliates reach the most underserved and the most profitable segment of banking customers

The Competition

Big Banks:

Internal focus Merger Mania

Commoditized delivery

Small Banks:

Limited lending limits Limited capital Limited product delivery

Bancshares of Florida

Separate charters allow:

Local boards of directors Client access to bank executives Local decision making Customized products High-touch delivery Access to capital to fuel growth Expanded lending capabilities Quick turnaround times Community involvement

NASDAQ: BOFL

Target Client Demographics

Business owners Entrepreneurs Executives

Professionals (doctors, attorneys, accountants) Professional associations Businesses Foundations and estates

NASDAQ: BOFL

Growth

2.5x Faster Growth Than Peers

FL Banks with

BOFL assets of <$300M

Growth Rate (9.30.03—9.30.04)

Assets 79% 28%

Loans 74% 31%

Deposits 79% 28%

NASDAQ: BOFL

Loan Mix and Asset Quality

Outstandings as of September 30,2004

Loan Mix (000s) Percent

Commercial $224,000 78%

Residential Mortgage 30,000 11%

Home Equity/Consumer LOC 25,000 9%

Consumer Installment 6,000 2%

Total Loans $285,000 100%

Asset Quality

(Percent of Nonperforming Loans)

Bancshares of Florida, Inc. (6.30.04) 0.48%

Nationwide Peer Group 0.75%

Bancshares of Florida, Inc. (9.30.04) 0.15%

NASDAQ: BOFL

Delivering Results

Five-year focus on building our infrastructure to support our continued rapid growth in assets, which at 72% is more than double the 34% median for our Florida peer bank group

Bank of Florida, Southwest (Naples) reported five consecutive quarters of profitability

Bank of Florida Trust Company reached profitability nine months ago, two years ahead of schedule

Bank of Florida, Fort Lauderdale has produced two consecutive quarters of profitability

Bank of Florida, Tampa Bay (opened 11.5.04) has more than $8 million in loans outstanding and over $9 million in loan commitments

NASDAQ: BOFL

Profitability – Consolidated

3Q ‘04 2Q ‘04 $ Change % Change

Consolidated Net Loss Dollars in 000s

Reported $(856) $(520) $(336) -64.6%

Excluding Horizon Termination Expense $(544) $(520) $(24) - 4.6%

Consolidated Net Loss Per Share

Reported $(0.22) $(0.19) $(0.03) -15.3%

Excluding Horizon Termination Expense $(0.15) $(0.19) $0.04 23.6%

NASDAQ: BOFL

Profitability – Consolidated (continued)

3Q ‘04 2Q ‘04 $ Change % Change

Dollars in 000s

Combined Net Income from Operating Units* $449 $205 $244 119.0%

Parent Company Support Expense $575 $543 $32 5.9%

Net Loss Before Expansion Costs $(126) $(338) $212 62.7%

*Includes Loan Loss Provision Expense $263 $230 $33 14.3%

Tampa Bay (In Organization) Net Loss $181 — $181 N/A

Palm Beach Location Expense $237 $182 $55 30.2%

Horizon Termination Expense $312 — $312 N/A

Total Expansion Costs $730 $182 $548 301.1%

NASDAQ: BOFL

Profitability by Operating Unit

Bank of Florida, Bank of Florida, Bank of Florida

Southwest (Naples) Fort Lauderdale Trust Company

Opened August 1999 July 2002 July 2000

Assets $219,000 $118,000

Assets under Advice $186,000

Growth in the

Last 12 months 59% 101% 69%

Quarter Profitable 3Q ‘03 2Q ‘04 1Q ‘04

3Q ‘04 Net Income $350 $92 $8

Expansion Plans Estero 4Q ‘05 Palm Beach 10.4.04 Relationship

Coral Ridge 11.8.04 Managers now

in 3 locations

As of 9.30.04

Dollars in 000s

NASDAQ: BOFL

Bank of Florida Trust Company

Portfolio Key Statistics

Assets Under Advice $185.9 million

Number of Relationships 77 (Naples – 57)

400+ individual accounts

Average Relationship $1.8 million

(not including largest account

of $36.6M)

Director / Officer Accounts 10 = $22.3 million

As of 9.30.04

NASDAQ: BOFL

Bank of Florida Trust Company

Client Base

Retirees 29%

Foundations 6%

As of 9.30.04

Officers / Directors 13%

Professionals 52%

NASDAQ: BOFL

Tampa Bay Market Potential

Largest Market on Gulf Coast $37.7 billion in deposits, nearly one third in the city of Tampa Effective buying income of $30 billion Projected double digit population growth over next five years within Hillsborough, Pasco, and Manatee Counties Tremendous growth in residential and commercial development

Experienced management team with tremendous experience in market

Management team for Gold Bank in the Tampa market Formed by founding directors over last year Will absorb existing loan production office of our Naples bank

Bank of Florida, Tampa Bay opened November 5, 2004

NASDAQ: BOFL

Palm Beach County Market Potential

Large and affluent growth market

Population of 1.2 million, projected to grow by 10% over next five years Effective buying income of $37 billion, projected to grow by 24% over next five years

Average household Income of $73,748

Projected to have 6 communities with avg. household income greater than $100,000

Headquarters and branch located in downtown Boca Raton

Largest deposit market in Palm Beach County with $7.3 billion in deposits Effective buying income of $3.9 billion—largest concentration of wealth in county Economic market as large as Fort Lauderdale with half as many households Nearly three times as large as the Naples marketplace with comparable average household income greater than $100,000

Bank of Florida in Palm Beach County opened as a branch of the Fort Lauderdale Bank on October 4, 2004

NASDAQ: BOFL

Multi-Bank Holding Company Structure

Share expertise and expenses between subsidiaries

Better financial controls and planning

Allows for local independent management and board of directors

Enables retention of more loans on the consolidated balance sheet through participations among sister affiliates

Strong benefit in acquisition transactions

Allows target to retain individual character

Part of larger holding company with diverse services and markets Greater access to capital markets and alternative sources of capital

NASDAQ: BOFL

Multi-Bank Holding Company Structure

Leveraging Our Strengths

NASDAQ: BOFL

Benefits of Holding Company Structure

The Efficiencies of Leveraging

Management, Technology, Credit, Operations, Accounting and Finance

Palm

Naples Fort Lauderdale Beach Tampa

Salaries / Benefits $183 $131 $80 $95

Occupancy / Equipment $132 $52 $45 $25

Other $93 $52 $10 $20

Total Monthly Expense $408 $235 $135 $140

$ in 000s

NASDAQ: BOFL

Growth in Assets $600,000 $500,000 $400,000 $300,000 $200,000 $100,000 $0

CA

GR of 55% $281,000 $223,000

$145,000

$77,000 $345,000 $511,000

$440,000

2001 2002 2003 1Q 2004 3Q 2004 4Q 2005 est. 4Q 2005 est. before ‘05 participations $ in thousands

Assumes no equity offering in 2005

NASDAQ: BOFL

Growth in Loans $500,000 $400,000 $300,000 $200,000 $100,000 $0

CA

GR of 54% $239,000 $200,000

$106,000 $68,000 $453,000

$381,000

$285,000

2001 2002 2003 1Q 2004 3Q 2004 4Q 2005 est. 4Q 2005 est. before ‘05 participations $ in millions

Assumes no equity offering in 2005

NASDAQ: BOFL

Trust Assets Under Advice $200,000 $160,000 $120,000 $80,000 $40,000 $0

CA

GR of 100% $58,000

$23,000 $131,000 $186,000

$150,000

2001 2002 2003 1Q 2004 3Q 2004 $ in thousands

NASDAQ: BOFL

Quarterly Net Interest Margin

6% 5% 4% 3% 2% 1% 0%

5.63%

5.57% 5.43% 5.31% 5.22%

3.69%

3.43% 3.36% 3.36% 3.33%

2.21%

2.11% 2.12% 2.04% 2.00%

3Q 2003 4Q 2003 1Q 2004 2Q 2004 3Q 2004

Yield on earning loans

Cost of interest-bearing liabilities

NASDAQ: BOFL

Quarterly Top-Line Revenue $5,000 $4,000 $3,000 $2,000 $1,000 $0 $3,201

$2,743 $2,416 $2,183 $1,826 $503 $611 $380 $384 $441

3Q 2003 4Q 2003 1Q 2004 2Q 2004 3Q 2004 $ in thousands

Net Interest Income Noninterest Income

NASDAQ: BOFL

Efficiency Ratio

120% 100% 80% 60% 40% 20% 0%

120%

106% 107%

103%

96%

3Q 2003 4Q 2003 1Q 2004 2Q 2004 3Q 2004*

* Excludes expansion expenses and Horizon transaction write-off

NASDAQ: BOFL

Net Income

2001 2002 2003 2Q 2004 3Q 2004*

4Q 2005 est. before ‘05 participations

Adds $147

4Q 2005 est.

Break Even $0

-$500

-$1,000

-$1,500

-$2,000 $(552) $(338)

$(182)

$(520) $(126)

$(418)

$(544) $(2,640) $(2,709)

Existing Subsidiaries

Expansion Expense $ in 000s

*Excludes Horizon transaction write-off of $312,000

NASDAQ: BOFL

Stock Performance

Since our first IPO in the February 2003,

BOFL has nearly matched the NASDAQ Bank Stock Index

50% 40% 30% 20% 10% 0%

% increase

47%

44%

Nasdaq Bank Stock Index BOFL

As of 11.17.04 BOFL: $14.38 As of 2.04.03 BOFL: $10.00

NASDAQ: BOFL

Valuation Comparison

FL Banks with assets of

BOFL <$300M Up to $1B >$1B

Market Value $76.8M $26M $91M $467M

Per Share $14.38 $14.55 $24.85 $31.96

to EPS NM 39.5x 31.3x 17.8x

to Book 177% 174% 208% 290%

to Tang. Book 182% 182% 215% 321%

Assets $345M $155M $429M $1,675

ROA (1.05)% 0.49% 0.72% 1.67%

ROE (9.10)% 6.70% 8.07% 17.10%

NIM 3.36% 3.89% 3.97% 4.46%

Efficiency Ratio 118% 74% 75% 64%

LTM Growth

Assets 79% 28% 23% 6%

Loans 74% 31% 21% 23%

Deposits 79% 28% 23% 7%

Peer financial data as of 9.30.04 Market valuation as of 11.17.04

NASDAQ: BOFL

Building Shareholder Value

Indexed Price Performance

Percent Change

280 240 200 160

120 80 40 0

Mar-00

Jun-00

Sep-00

Dec-00

Mar-01

Jun-01

Sep-01

Dec-01

Mar-02

Jun-02

Sep-02

Dec-02

Mar-03

Jun-03

Sep-03

Dec-03

Mar-04

Jun-04

Sep-04

Southeast Community Banks Active Florida Acquirors

NASDAQ: BOFL

Valuation Comparison

Price to Book Value Rapidly Growing Florida Peers

Price/Book

400% 300% 200% 100% 0%

313%

242% 252%

177%

(Atlantic Bancgroup $166M)

(Jacksonville Bancorp $212M)

(First National Bancshares $311M)

(BOFL $345M)

As of 11.17.04

NASDAQ: BOFL

Bancshares of Florida, Inc.

Q &A

NASDAQ: BOFL